UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 26, 2010

CHINA SPORTS HOLDING COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Delaware	000-52623	37-1532843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Yangdai Village, Chendai County
Jinjiang City, Fujian Province
People’s Republic of China
(Address of principal executive offices) (Zip Code)

+86 (139) 1074-2777
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 26, 2010, China Sports Holding Company Limited (the “Company”) dismissed AGCA, Inc. (“AGCA”), the Company’s independent registered public accounting firm, and engaged Crowe Horwath (HK) CPA Limited for that role.

AGCA reported on the financial statements of the Company for the year ended December 31, 2009 and reviewed the financial statements of the Company for the period ended March 31, 2010. For these periods and up to July 26, 2010, there were no disagreements with AGCA on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of AGCA would have caused them to make reference thereto in their report on the financial statements for such year.

AGCA’s audit report on the financial statements of the Company for the year ended December 31, 2009 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audited financial statements of the Company for the year ended December 31, 2009, there have been no reportable events within the meaning as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided AGCA with a copy of this Current Report on Form 8-K and requested that AGCA furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from AGCA, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

On July 26, 2010, the Company engaged Crowe Horwath (HK) CPA Limited as the Company’s new independent registered public accounting firm. The decision to engage Crowe Horwath (HK) CPA Limited was approved by the Company’s Board of Directors on July 26, 2010. During the fiscal year ended December 31, 2009 and through July 26, 2010, neither the Company nor anyone on its behalf consulted Crowe Horwath (HK) CPA Limited with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
16.1	Letter from AGCA Inc., dated July 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SPORTS HOLDING COMPANY LIMITED

Date:August 2, 2010	By:	/s/ Mendoza Anding Lin
Mendoza Anding Lin President, Chief Executive Officer and Chairman